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                                                                 EXHIBIT (11)(b)

[Deloitte & Touche LLP Letterhead]






INDEPENDENT AUDITORS' CONSENT



We consent to the reference to us under the heading "Independent Accountants" in this Post-Effective Amendment No. 19 to the Registration Statement (No. 2-97506) on Form N-1A for the STATE STREET RESEARCH MONEY MARKET TRUST.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
July 29, 2003